SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

ORCHID BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One, Princeton, NJ 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 750-2200

Item 5. Other Events.

On March 31, 2004, Orchid BioSciences, Inc. announced that its five-for-one (5:1) reverse stock split of common stock will become effective as of the opening of trading on March 31, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release, dated March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID BIOSCIENCES, INC.
(Registrant)

Date: March 31, 2004	By:	/s/ Michael E. Spicer
	Name:	Michael E. Spicer
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 31, 2004.